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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      August 11, 2005 (August 9, 2005)



                         AMERICAN TECHNOLOGY CORPORATION
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                                          87-0361799
          --------                                          ----------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
       Incorporation)

                                     0-24248
                                     -------
                            (Commission File Number)

13114 Evening Creek Drive South, San Diego, California            92128
-------------------------------------------------------          -----
      (Address of Principal Executive Offices)                  (Zip Code)


                                 (858) 679-2114
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATION AND FINANCIAL CONDITION

         On August 9, 2005, American Technology Corporation issued a press release announcing financial results for its fiscal quarter ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

            In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Press Release dated August 9, 2005, announcing financial results for the quarter ended June 30, 2005.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AMERICAN TECHNOLOGY CORPORATION



Date:  August 11, 2005                     By: /s/ MICHAEL A. RUSSELL
                                            ------------------------------------
                                            Michael A. Russell
                                            Chief Financial Officer